Dunkin’ Donuts U.S. New Restaurant Unit Economics Dunkin’ Brands Group, Inc. 1 First Quarter 2014 Exhibit 99.2

Forward-Looking Statements • Certain information contained in this presentation, particularly information regarding future economic performance, finances, and expectations and objectives of management constitutes forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and are generally contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or similar expressions. Our forward-looking statements are subject to risks and uncertainties, which may cause actual results to differ materially from those projected or implied by the forward-looking statement. • Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K. Nothing in this presentation should be regarded as a representation by any person that these targets will be achieved and the Company undertakes no duty to update its targets. • Regulation G This presentation contains certain non-GAAP measures which are provided to assist in an understanding of the Dunkin’ Brands Group, Inc. business and its performance. These measure should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of non-GAAP amounts to the relevant GAAP amount are available on www.investor.dunkinbrands.com. 2

Compelling unit economics driving accelerated growth 3 2013 COHORT STORE-LEVEL ECONOMICS – TRADITIONAL STORES AVERAGE UNIT VOLUMES $936,000 CASH-ON-CASH RETURNS 25%+ AVERAGE INITIAL CAPEX $450,000 As of 3/1/2014 Standalone, Traditional Dunkin Donuts Restaurants only 2013 data is projected based on partial year results

As of 3/1/2014 Standalone, Traditional Dunkin Donuts Restaurants only 2013 data is projected based on partial year results 4 New restaurant sales and profitability strong across regions • New market entry driving strong first year sales in West & Emerging markets • New markets include Denver, CO; San Antonio, TX; Ft. Smith, AR; Mobile-Pensacola, AL; Omaha, NE; and Clarksburg, WV • 2013 West & Emerging first year EBITDA % on track to slightly exceed 2012 EBITDA percent $0 $5,000 $10,000 $15,000 $20,000 2008 2009 2010 2011 2012 2013 First Year Sales Core & Established West & Emerging 0% 5% 10% 15% 2008 2009 2010 2011 2012 2013 First Year EBITDA % Core & Established West & Emerging

5 West & Emerging new restaurant sales and profitability • West & Emerging sales exceeded $15,000 AWS for fourth consecutive year • West & Emerging markets continue to exceed 10% EBITDA despite typical new opening inefficiencies As of 3/1/2014 Standalone, Traditional Dunkin Donuts Restaurants only 2013 data is projected based on partial year results $0 $5,000 $10,000 $15,000 $20,000 2008 (101 Sites) 2009 (54 Sites) 2010 (43 Sites) 2011 (55 Sites) 2012 (74 Sites) 2013 (117 Sites) First Year Sales 0% 4% 8% 12% 16% 2008 (101 Sites) 2009 (54 Sites) 2010 (43 Sites) 2011 (55 Sites) 2012 (74 Sites) 2013 (117 Sites) First Year EBITDA %

6 Profitable topline sales driven by high-margin products • Breakfast sandwich margins second only to beverage product line and have higher price point; both categories have 75%+ margins • 2013 West & Emerging build costs slightly higher than 2012 build costs primarily driven by addition of digital menu boards to new store design As of 3/1/2014 Standalone, Traditional Dunkin Donuts Restaurants only 2013 data is projected based on partial year results $- $2,000 $4,000 $6,000 $8,000 $10,000 2008 (101 Sites) 2009 (54 Sites) 2010 (43 Sites) 2011 (55 Sites) 2012 (74 Sites) 2013 (117 Sites) First Year High Margin Product $s $0 $200,000 $400,000 $600,000 2008 (101 Sites) 2009 (54 Sites) 2010 (43 Sites) 2011 (55 Sites) 2012 (74 Sites) 2013 (117 Sites) Average Restaurant Build Cost by Open Year

7 2013 West & Emerging first year cash-on-cash returns hit 25% target for 4th consecutive year As of 3/1/2014 Standalone, Traditional Dunkin Donuts Restaurants only 2013 data is projected based on partial year results 0% 5% 10% 15% 20% 25% 30% 35% 2008 (101 Sites) 2009 (54 Sites) 2010 (43 Sites) 2011 (55 Sites) 2012 (74 Sites) 2013 (117 Sites) First Year Cash-on-Cash Returns

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